Balance Sheets (Unaudited) (USD $)	Sep. 30, 2012	Dec. 31, 2011
Current assets:
Cash	$ 189	$ 3,817
Accounts receivable	2,423	9,423
Prepaid expenses	89,477	26,272
Total current assets	92,088	39,512
Other assets:
Unamortized financing fees		2,421
Investment in Iconosys	100,000	100,000
Total other assets	100,000	102,421
TOTAL ASSETS	192,089	141,933
Current liabilities:
Accounts payable	48,979	58,229
Accrued interest	6,085	9,341
Unearned revenue		33,333
Due to related party	6,700
Notes payable	13,250
Convertible notes payable, net	60,667	176,330
Total current liabilities	135,681	277,233
Common Stock	3,384	221
Additional paid in capital	4,157,590	910,385
Common stock payable		486,575
(Deficit) accumulated during development stage	(4,555,316)	(1,532,481)
Total stockholders' deficit	56,408	(135,300)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 192,089	$ 141,933